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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2005

VEECO INSTRUMENTS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)
100 Sunnyside Boulevard, Suite B, Woodbury, New York 11797 (Address of principal executive offices, including zip code)
(516) 677-0200 (Registrant's telephone number, including area code)
Not applicable (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02    Results of Operations and Financial Condition.

        On March 16, 2005, Veeco Instruments Inc. issued a press release announcing (1) its financial results for the fourth quarter and year ended December 31, 2004, including the restatement of its financial results for the nine months ended September 30, 2004; and (2) completion of its internal investigation of improper accounting transactions at its TurboDisc business unit. A copy of the press release is furnished as Exhibit 99.1 to this report.

        The information in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9—Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit	Description
99.1	Press release issued by Veeco Instruments Inc., dated March 16, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEECO INSTRUMENTS INC.
March 16, 2005	By:	/s/ GREGORY A. ROBBINS Gregory A. Robbins Vice President and General Counsel

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EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by Veeco Instruments Inc. dated March 16, 2005.

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SIGNATURES
EXHIBIT INDEX